UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2018

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 28, 2018, Motorola Solutions, Inc. (the “Company”), through its wholly-owned subsidiary Motorola Solutions Canada Holdings Inc., a corporation incorporated under the federal laws of Canada (the “Buyer”), completed its previously announced acquisition (the “Acquisition”) of the entire issued share capital (the “Shares”) of Avigilon Corporation, a corporation incorporated under the federal laws of Canada (“Avigilon”), from its shareholders pursuant to an Arrangement Agreement, dated February 1, 2018, between the Company, Buyer and Avigilon (the “Arrangement Agreement”). The completion of the Acquisition was approved by Avigilon’s shareholders and by the Supreme Court of British Columbia. As a result of the Acquisition, Avigilon became a wholly-owned subsidiary of the Buyer and ceased to be a public company in Canada.

The Company paid CAD$27.00 per share for the Shares. The enterprise value of the Acquisition was approximately US$1.0 billion including Avigilon’s net debt. The Acquisition was funded by cash on hand, borrowings under a three year term loan of $400 million and drawing on the Company’s existing revolving credit facility.

The foregoing description of the Arrangement Agreement is qualified in its entirety by reference to the Arrangement Agreement, which is filed as Exhibit 2.1 to this Form 8-K, and is incorporated herein by reference.

Item 8.01 Completion of Acquisition or Disposition of Assets

On March 28, 2018, the Company issued a press release announcing the completion of the acquisition described in Item 2.01 above, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Arrangement Agreement, dated February 1, 2018, between Motorola Solutions, Inc., Motorola Solutions Canada Holdings Inc. and Avigilon Corporation.

99.1	Press Release by Motorola Solutions, Inc. dated March 28, 2018.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Arrangement Agreement, dated February 1, 2018, between Motorola Solutions, Inc., Motorola Solutions Canada Holdings Inc. and Avigilon Corporation.

99.1	Press Release by Motorola Solutions, Inc. March 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: March 28, 2018	By:	/s/ Kristin L. Kruska
		Name:	Kristin L. Kruska
		Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary